EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 19, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                         0-21802               34-1741211
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)
  INCORPORATION  OR  ORGANIZATION)                       (IRS  EMPLOYER
                                                       IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
  (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item  4.01  Changes  in  Registrant's  Certifying  Accountant

     (a) (i) On August 1, 2004, the partners of Follmer Rudzewicz PLC announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services, and accordingly, has resigned as the independent auditors of the Company. On October 15, 2004, the Company was informed of this event.

          (ii) None of the reports of Follmer Rudzewicz PLC on the Company's financial statements for either the past one year or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors on October 18, 2004.

          (iv) During the most recent fiscal year of the Company and any subsequent interim periods, there were no disagreements between the Company and Follmer Rudzewicz PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Follmer Rudzewicz PLC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company has provided Follmer Rudzewicz PLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Follmer Rudzewicz PLC deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter of Follmer Rudzewicz PLC is filed as Exhibit 16 to this Form 8-K Current Report.


Item  9.01  -  Financial  Statements  and  Exhibits

(c)     Exhibits
     Exhibit  No.     Description
     16.1          Letter,  dated  October  19, 2004 from Follmer Rudzewicz PLC.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          October  19,  2004        By:       /s/  James  K. McHugh
                ------------------                  ---------------------
                                                     James  K.  McHugh
                                                 Chief  Financial  Officer

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